UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2005
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                            FFD Financial Corporation
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             (Exact name of registrant as specified in its charter)


            Ohio                       0-27916                   34-1921148
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


                   321 North Wooster Avenue, Dover, Ohio 44622
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (330) 364-7777
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.
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      On July  27,  2005,  FFD  Financial  Corporation  issued  a press  release regarding its earnings for the quarter and fiscal year ended June 30, 2005. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.



Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
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      (a) and (b). Not applicable.

      (c)      Exhibits.

               See Index to Exhibits.

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                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FFD FINANCIAL CORPORATION



                       By: /s/ Robert R. Gerber
                           ----------------------------------
                           Robert R. Gerber
                           Vice President, Treasurer and Chief Financial Officer


Date:  July 27, 2005

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                                INDEX TO EXHIBITS
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Exhibit Number                        Description
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      99                Press Release of FFD Financial Corporation dated
                        July 27, 2005